UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2017 (February 23, 2017)
THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On January 25, 2017, The Brink’s Company (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission (“SEC”) to report that the Audit and Ethics Committee of the Board of Directors (the “Audit and Ethics Committee”) of the Company had approved the dismissal of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective upon the issuance by KPMG of its reports on the Company’s consolidated financial statements for the fiscal year ended December 31, 2016, and on the effectiveness of internal control over financial reporting as of December 31, 2016. The Company also reported that the Audit and Ethics Committee had approved the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for its fiscal year ended December 31, 2017, and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2017.

This Current Report on Form 8-K/A amends the Original 8-K to update the disclosures contained in the Original 8-K, and to confirm that KPMG has completed all audit services for the Company for the year ended December 31, 2016 and that KPMG’s dismissal as the Company’s independent registered public accounting firm was, therefore, effective as of February 23, 2017.

Item 4.01.	Changes in Registrant’s Certifying Accountant

On February 24, 2017, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2016. The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and in the subsequent interim period prior to February 23, 2017, there were no (i) “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of such disagreement in connection with its reports on the financial statements for such periods or (ii) “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided KPMG with a copy of the disclosure contained in this Current Report on Form 8-K/A prior to the time this Current Report on Form 8-K/A was filed with the SEC and requested that KPMG furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if not, stating the respects to which it does not agree. A copy of KPMG’s letter, dated February 28, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

	16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated February 28, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY
(Registrant)

Date: February 28, 2017	By:	/s/ Ronald J. Domanico
Ronald J. Domanico Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated February 28, 2017

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